UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____ )

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Salient MF Trust

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SALIENT MF TRUST

4265 San Felipe, 8th Floor

Houston, Texas 77027

May 4, 2020

Dear Shareholder:

Notice is hereby given that a Special Meeting of the shareholders of Salient MLP & Energy Infrastructure Fund (“MLP Fund”) and Salient Tactical Plus Fund (“Tactical Plus Fund”) (each a “Fund,” and together, the “Funds”), each a series of Salient MF Trust (the “Trust”), will be held at the principal office of the Trust, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on Friday, June 19, 2020 at 3:00 p.m. (Central Daylight Time) to consider the following proposal (the “Proposal”):

•	To approve the election of Julie Allecta, A. John Gambs, Haig G. Mardikian, and Gregory A. Reid as Trustees of the Funds (each a “Proposed Trustee” and together the “Proposed Trustees”).

In light of the passing of John A. Blaisdell, Trustee, President and Principal Executive Officer of the Trust, on February 15, 2020, the Board of Trustees of the Trust (the “Board”) is asking shareholders to approve the election of the Proposed Trustees. Each of the Proposed Trustees, with the exception of Gregory A. Reid, was appointed as a Trustee in 2015 and is currently serving in such capacity. Gregory A. Reid does not currently serve as a Trustee of the Board, but would replace Mr. Blaisdell as an Interested Trustee of the Board, maintaining the total number of Trustees at six. Each Proposed Trustee has consented to serve as a Trustee if elected.

The enclosed Proxy Statement contains additional information about the Proposal.

We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed Proxy card and return it in the enclosed postage-paid envelope or to vote by telephone or Internet as included in the instructions on your Proxy Card as soon as possible to assure that your shares are represented at the meeting.

The Board voted to approve the Proposal. The Board recommends that you vote in favor of the Proposal to elect the Proposed Trustees.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the Proposal, or to vote your shares, please call Okapi Partners LLC, our proxy solicitor, toll-free at (877) 259-6290. Thank you for your continued investment in the Trust.

Sincerely,

/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the special meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed Proxy Card or vote by telephone or Internet following the instructions on your Proxy Card as soon as possible. You may withdraw your proxy if you attend the annual meeting and desire to vote in person.

SALIENT MF TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Friday, June 19, 2020: The Notice of Special Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available at www.OkapiVote.com/SMFT.

A Special Meeting of the shareholders Salient MLP & Energy Infrastructure Fund (“MLP Fund”) and Salient Tactical Plus Fund (“ Tactical Plus Fund”) (each a “Fund,” and together, the “ Funds”), each a series of Salient MF Trust (the “Trust”), will be held at the principal office of the Trust, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on Friday, June 19, 2020 at 3:00 p.m. (Central Daylight Time) to consider the following proposal (the “Proposal”):

•	To approve the election of Julie Allecta, A. John Gambs, Haig G. Mardikian, and Gregory A. Reid as Trustees of the Funds (each a “Proposed Trustee” and together the “Proposed Trustees”).

The Board of Trustees of the Trust (the “Board”) have fixed the close of business on May 4, 2020 as the record date for the determination of the shareholders of the Funds entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

/s/ Kristen Bayazitoglu
Kristen Bayazitoglu
Secretary

The Board voted to approve the Proposal. The Board recommends that you vote in favor of the Proposal to elect the Proposed Trustees.

May 4, 2020

Houston, Texas

IMPORTANT

Shareholders of the Funds can help the Board avoid the necessity and additional expense to the Funds of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience. Alternatively, you may vote by telephone or Internet as set forth on your Proxy Card.

SALIENT MF TRUST

4265 San Felipe, 8th Floor

Houston, Texas 77027

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 19, 2020

YOUR VOTE IS VERY IMPORTANT!

QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal submitted for your vote.

Q.	What are shareholders being asked to vote “FOR” at the upcoming Special Meeting of Shareholders on June 19, 2020 (the “Meeting”)?

A.

At the Meeting, shareholders of Salient MLP & Energy Infrastructure Fund (“MLP Fund”) and Salient Tactical Plus Fund (“ Tactical Plus Fund”) (each a “Fund,” and together, the “ Funds”), each a series of Salient MF Trust (the “Trust”), will be voting on the proposal (the “Proposal”):

•	To approve the election of Julie Allecta, A. John Gambs, Haig G. Mardikian, and Gregory A. Reid as Trustees of the Funds (each a “Proposed Trustee” and together the “Proposed Trustees”).

Q.	Has the Board of Trustees of the Trust approved the Proposal?

A.

At an in-person meeting of the Trust’s Board of Trustees (the “Board” and each member a “Trustee”) held on April 28, 2020, the Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), approved the nominations of the Proposed Trustees.

Q.	Why are shareholders being asked to vote on the Proposal?

A.

The Board is asking shareholders to approve the election of the Proposed Trustees. Each of the Proposed Trustees, with the exception of Gregory A. Reid, was appointed as a Trustee in 2015 and is currently serving in such capacity. Gregory A. Reid does not currently serve as Trustee of the Board, but recently began serving as Principal Executive Officer of the Funds. Mr. Reid’s election will maintain the total number of Trustees at six. Each Proposed Trustee has consented to serve as a Trustee if elected.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR the Proposal.

Q.	How will the approval of the Proposal affect shareholders of the Funds?

A.

Neither Fund’s investment objective and investment strategies will change as a result of the election of the Proposed Trustees. Shareholders of the Funds will still own the same shares in the same Funds. In addition, the Proposal is not expected to result in any personnel change in the Funds’ management and investment teams. Accordingly, the Proposal is not expected to affect the management and operations of the Funds except that Mr. Reid will join the Board as an interested Trustee.

The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Funds.

Q.	What are the primary reasons for the Board’s approval of the Proposal and recommendation that shareholders approve the Proposal?

A.

The Board reviewed the qualifications, experience and background of the Proposed Trustees and voted to nominate them for election as Trustees. The Board determined to nominate the Proposed Trustees. The Board believes that Julie Allecta, A. John Gambs and Haig G. Mardikian are well suited for continued service on the Board due to their knowledge of and experience with the Funds through each serving as Trustees since 2015. Similarly, the Board believes that Gregory A. Reid is well suited for service on the Board due to his knowledge of the financial services sector, and his experience serving as a portfolio manager of the MLP Fund and as President of the MLP Business of Salient Partners, L.P. (“SPLP”). Effective February 19, 2020, the Board appointed Mr. Reid as Principal Executive Officer of the Trust.

Q.	How do I vote?

A.

You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

*         *         *         *

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for voting at the Meeting to be held at the Trust’s principal office located at 4265 San Felipe, 8th Floor, Houston, Texas 77027 Friday, June 19, 2020 at 3:00 p.m., Central Time, or at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Funds on or about May 8, 2020.

At the Meeting, shareholders will be asked to vote on the Proposal to approve the election of the Proposed Trustees as Trustees of the Funds. Shareholders of all classes of shares of each of the Funds will vote jointly on the Proposal. The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

PROPOSAL: ELECTION OF TRUSTEES

Proxies will be voted for the election of Julie Allecta, A. John Gambs, Haig G. Mardikian, and Gregory A. Reid as Trustees to hold office for an indefinite term until resignation or termination in accordance with the Trusts’s Declaration of Trust dated November 11, 2011, as amended from time to time.

Each of the Proposed Trustees, with the exception of Gregory A. Reid, was appointed as a Trustee in 2015 and is currently serving in such capacity. Gregory A. Reid does not currently serve as Trustee of the Board, but would commence service as an Interested Trustee of the Board. Each Proposed Trustee has consented to serve as a Trustee if elected.

The Board reviewed the qualifications, experience and background of the Proposed Trustees and voted to nominate them for election as Trustees. The Board believes that Julie Allecta, A. John Gambs and Haig G. Mardikian are well suited for continued service on the Board due to their knowledge of and experience with the Funds through serving as Trustees since 2015. Similarly, the Board believes that Gregory A. Reid is well suited for service on the Board due to his knowledge of the financial services sector, and his experience serving as a portfolio manager of the MLP Fund and as President of the MLP Business of SPLP. Effective February 19, 2020, the Board appointed Mr. Reid as Principal Executive Officer of the Trust.

In the event that a Proposed Trustee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the Proposal. The four Proposed Trustees receiving the highest number of votes cast will be elected, as long as a quorum is present at the Meeting. No Proposed Trustee is a party adverse to the Trust, the Funds, or any of their affiliates in any material pending legal proceeding, nor does any Proposed Trustee have an interest materially adverse to the Trust or the Funds.

The following Trustees have previously been elected to the Board by shareholders and will continue to serve in such capacity: Dr. Bernard A. Harris, Jr. and Johnathan P. Carroll.

The Proposed Trustees and the Trust’s previously elected Trustees and their principal occupations for at least the last five years are as follows:

NEW PROPOSED TRUSTEE TO BE ELECTED

Name and Year of Birth	Position(s) Held with the Trust	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
INTERESTED TRUSTEE*

Gregory A. Reid* Year of Birth: 1965	Principal Executive Officer (since 2020)	President and Chief Executive Officer, Salient Midstream & MLP Fund (since inception); President, MLP Complex, Salient (since 2011).	5(2)	Forward Funds (investment company) (three funds) (since 2020); Salient Midstream & MLP Fund (investment company) (2012-2018)

CURRENTLY SERVING TRUSTEES PROPOSED TO BE ELECTED

Name and Year of Birth	Position(s) Held with the Trust	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
INDEPENDENT TRUSTEES

Julie Allecta Year of Birth: 1946	Trustee (since 2015)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999-2009); Trustee, Litman Gregory Masters Funds Trust (since 2013); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007-2017).	6	Litman Gregory Funds Trust (since 2013); Forward Funds (investment company) (three funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2018).

A. John Gambs Year of Birth: 1945	Trustee (since 2015); Audit Committee Chairperson (since 2018)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011-2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006-2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006-2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011-2016); Member, Board of Governors San Francisco Symphony (since 2001) and Vice President (since 2018); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988-1996); President and Director, Gambs Family Foundation (1997-2010).	6	Forward Funds (investment company) (three funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2018).

Name and Year of Birth	Position(s) Held with the Trust	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
INDEPENDENT TRUSTEES

Haig G. Mardikian Year of Birth: 1947	Trustee and Chairman of the Board (since 2015)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Trustee of the International House of UC Berkeley (2001-2007); Director of the Downtown Association of San Francisco (1982-2006); Director of the Market Street Association (1982-2006); Trustee of Trinity College (1998-2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006-2010); Director of Near East Foundation (since 2007).	6	Chairman and Director of SIFE Trust Fund (1978-2001); Forward Funds (investment company) (three funds) (since 1998); Salient Midstream & MLP Fund (investment company) (since 2018).

PREVIOUSLY ELECTED TRUSTEES

Name and Year of Birth	Position(s) with the Trust	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Salient Fund Complex Overseen by Trustee(1)	Other Directorships During the Past 5 Years**
INDEPENDENT TRUSTEES

Jonathan P. Carroll Year of Birth: 1961	Trustee (Since 2012)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	6	Salient Private Access Funds (investment companies) (four funds) (since 2004); Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Salient Midstream & MLP Fund (investment company) (since 2012); Forward Funds (investment company) (three funds) (since 2015).

Name and Year of Birth	Position(s) with the Trust	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Salient Fund Complex Overseen by Trustee(1)	Other Directorships During the Past 5 Years**

Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (Since 2012)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); CEO, National Math and Science Initiative (non-profit) (since 2018); President and Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986-1996).	6	Salient Private Access Funds (investment companies) (four funds) (since 2009); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998); Salient Midstream & MLP Fund (investment company) (since 2012); Forward Funds (investment company) (three funds) (since 2015).

*

This person’s status as an “interested” Trustee arises from his affiliation with either or both of the Fund’s investment advisors, Salient Capital Advisors, LLC and Salient Advisors, L.P. (each an “Advisor” and collectively, the “Advisors”). “Salient” collectively refers to the Advisors and each Advisor’s other affiliates, including the Advisors’ manager, Salient Capital Management, LLC, a Delaware limited liability company, and the Advisors’ parent company, SPLP.

**

This column includes only directorships of companies required to report to the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, (i.e., public companies) or other investment companies registered under the 1940 Act.

(1)

The Fund Complex for the purposes of this table consists of five (5) open-end funds in the Trust and Forward Funds, with the series of each being advised by either one of the Advisors or an affiliate of one of the Advisors, and one (1) public closed-end fund advised by the Advisors or an affiliate of the Advisors.

(2)

Mr. Reid has also been proposed as a Trustee of Salient Midstream & MLP Fund. Such election is expected to be effective following election at the annual meeting of the shareholders of Salient Midstream & MLP Fund on June 26, 2020.

Share Ownership by Trustee

The following table sets forth the dollar range of the Trust’s common shares beneficially owned by Trustees and equity securities beneficially owned by Trustees in other investment companies overseen by the Trustees within the same family of investment companies, as of May 1, 2020.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Family of Investment Companies (1)(2)
Independent Trustees
Julie Allecta	None	$50,001 to $100,000
Jonathan P. Carroll	None	$10,001 to $50,000
A. John Gambs	$50,001 to $100,000	$50,001 to $100,000
Dr. Bernard A. Harris	None	None
Haig G. Mardikian	$10,001 to $50,000	$50,001 to $100,000

Nominee for Trustee who is an “Interested Persons” (2)
Gregory A. Reid	$50,001 to $100,000	$50,001 to $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of investments made by Salient beneficially owned and personal investments.

Board Meetings and Committees

The Funds’ business and affairs are managed under the direction of the Board, including the duties performed by the Advisors pursuant to the Funds’ investment management agreements. Among other things, the Trustees set broad policies for the Funds, approve the appointment of the Advisors, administrator and officers, and approve the engagement (upon recommendation of the Audit Committee), and review the performance, of the Funds’ independent registered accounting firm. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Funds.

As part of each regular Board meeting, the Independent Trustees meet separately from the Advisors and on a regular basis, and, as part of at least one Board meeting each year, with the Trust’s Chief Compliance Officer (the “CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Under the Trust’s By-Laws, the Board may designate a Chairman to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Trust does not have an established policy as to whether the Chairman of the Board shall be an Independent Trustee and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Funds and their shareholders.

Presently, Haig G. Mardikian serves as Chairman of the Board and Gregory A. Reid serves as Principal Executive Officer of the Trust. Gregory A. Reid is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his positions within Salient. As Chairman of the Board, Mr. Mardikian serves as Lead Independent Trustee of the Trust and presides at meetings of the Trustees. In this capacity, he serves as liaison between the Independent Trustees and the Officers of the Trust and the Advisors, and performs such other duties as the Independent Trustees shall from time to time determine. The Board believes that Haig G. Mardikian’s history with Salient’s investment platform and experience in the investment field qualifies him to serve as the Chairman of the Board. Similarly, the Board believes that Mr. Reid’s experience with Salient’s investment platform as a portfolio manager of the MLP Fund and as President of the MLP Business of SPLP and his extensive experience in the field of energy-related investments qualifies him to serve as President and Chief Executive Officer of the Trust. The Board has determined that the composition of the Audit and Nominating Committees, consisting entirely of Independent Trustees, are appropriate means to address any potential conflicts of interest that may arise from the Principal Executive Officer’s proposed status as an interested trustee of the Trust. The Board believes that this Board leadership structure—a separate Chairman of the Board and a Principal Executive Officer—is the optimal structure for the Trust at this time. Since the Chairman serves as the Lead Independent Trustee, and the Principal Executive Officer is directly involved in managing both the day-to-day operations and long-term strategy of the Funds, the Board has concluded that this structure allows for efficient and effective communication with the Board.

The Board oversees the services provided by the Advisors, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities, including regarding the Trust’s investment portfolio and its financial accounting and reporting. The Compliance Committee and the Board also meet at least quarterly with the CCO, formally and informally, who reports on the compliance of the Trust with the federal securities laws and the Trust’s internal compliance policies and procedures. The Audit Committee’s meetings with the Trust’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically, and at least quarterly, with representatives of the Trust and the Advisors to receive reports regarding the management of the Funds, including certain investment and operational risks, and the Independent Trustees are encouraged to communicate directly with the Advisors’ senior management.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Trust has robust internal processes in place and that the Advisors have a strong internal control environment to identify and manage risks. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Board, or Salient, its affiliates or other service providers.

The Board has adopted a policy requiring that beginning at age 75 and continuing each year thereafter, any Trustee who reaches such age as of December 31 of any year, shall submit to the Board his or her resignation from service as a Trustee no later than December 31 of that year. The remaining Trustees shall accept or reject in their discretion any such resignation. In addition, the Charter of the Nominating Committee sets forth certain qualifications and factors that the Nominating Committee takes into account in considering Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. The qualifications and factors the Nominating Committee considers when concluding that an individual should serve on the Board are the following: (i) the candidate’s potential contribution to the Funds, the Board and the committees in terms of the candidate’s experience and background; (ii) the candidate’s other commitments and the impact such commitments may have to his/her service to the Funds; (iii) whether an independent Trustee candidate could qualify as an “audit committee financial expert”; (iv) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the series of the Fund and protecting the interests of the Fund’s shareholders; (v) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; and (vi) any other such factors as the Nominating Committee may deem relevant. Additionally, nominees must: (a) have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws. All equally qualified candidates will be treated equally in consideration by the Nominating Committee.

The Board believes that each Trustee has the qualifications, experience, attributes and skills (“Trustee Attributes”) to serve as the Trust’s Trustees in light of the Trust’s business and structure. Each of the Proposed Trustees has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the Trustees have served as a member of the board of other funds advised by Salient and its affiliates, other funds, public companies, or non-profit entities or other organizations.

In addition to the information provided in the charts above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

Proposed Trustees

Julie Allecta — Ms. Allecta has professional experience in the legal field. The Board also benefits from her experience as a member of the board of other funds.

A. John Gambs — Mr. Gambs has served as a trustee to other mutual fund complexes and philanthropic organizations. Mr. Gambs also has professional experience in the fields of finance and financial services. The Board also benefits from his experience as a member of the board of other funds.

Haig G. Mardikian — Mr. Mardikian has served as a trustee of numerous educational, philanthropic, and professional organizations. Mr. Mardikian also has professional experience in the fields of real estate investment and broadcasting. The Board also benefits from his experience as a member of the board of other funds.

Gregory A. Reid — Mr. Reid has over twenty years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Though his experience as a senior officer of various asset management firms, Mr. Reid brings over twenty years of experience investing in MLPs and Energy Infrastructure Companies. Prior to joining SPLP, Mr. Reid served as the Founder and CEO of Salient Capital Advisors, LLC, a Texas limited liability company, then known as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments.

Previously Elected Trustees

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

During the fiscal year ended December 31, 2019, the Board met four times. The Board has three formal standing committees, including the Nominating Committee, the Compliance Committee, and the Audit Committee. During such period, the Nominating Committee met four times, the Compliance Committee met four times with the CCO, the Valuation Committee met four times, and the Audit Committee met four times. Each Trustee attended all of the Board and Committee meetings on which he or she serves. Each Committee of the Board of the Trust is comprised of only Independent Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Board.

The Board has formed an Audit Committee that is responsible for meeting with each Fund’s independent registered public accounting firm, administrator, and officers (including the CCO) to review financial statements, accounting reports, accounting issues and matters relating to compliance with the federal securities laws. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention, or termination of each Fund’s independent registered public accounting firm, evaluates its independence, reviews its fees, and pre-approves any non-audit services rendered to each Fund or Advisor. The Committee also meets at least annually with the CCO without the presence of management to discuss issues arising under each Fund’s compliance program. The duties and responsibilities of the Audit Committee are set forth in more detail in the Audit Committee Charter adopted by the Board, a copy of which is attached as Exhibit A. Messrs. Carroll, Gambs, Harris and Mardikian, and Ms. Allecta, each an Independent Trustee, constitute the Audit Committee. Mr. Gambs serves as Chairperson of the Audit Committee.

The Board has formed a Compliance Committee that is responsible for meeting with the Trust’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under each Fund’s compliance program and operations. Messrs. Carroll, Gambs, Harris and Mardikian, and Ms. Allecta, each an Independent Trustee, constitute the Compliance Committee. Mr. Carroll serves as Chairperson of the Compliance Committee.

As discussed above, the Board has formed a Nominating Committee that recommends nominations for new membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to new candidates for positions as Independent Trustees, their independence from the Advisors and other principal service providers. The Committee meets as necessary to identify and evaluate candidates for Trustee and to make its recommendations to the Board. Messrs. Carroll, Gambs, and Harris, each an Independent Trustee, constitute the Nominating Committee. Dr. Harris serves as Chairperson of the Nominating Committee.

While the Nominating Committee is solely responsible for the selection and nomination of potential Independent Trustee candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Trust. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if a shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

In addition, the Board, for each Fund, has authorized the establishment of and delegation to an Advisor’s Valuation Committee, consisting of officers of the Trust and representatives of the Funds’ respective Advisors to serve as the Advisor’s Valuation Committee. The Advisor’s Valuation Committee is not a Board committee. The Advisor’s Valuation Committee’s function, subject to the oversight of the Board, is generally to review each Fund’s valuation determinations, and any information provided to the Advisor’s Valuation Committee by a Fund’s Advisor or administrator. The Advisor’s Valuation Committee has been assigned to act in accordance with each Fund’s valuation procedures as approved by the Board and to report to the Board. Changes in its membership are subject to Board notification. The members of the Board are encouraged to attend Advisor Valuation Committee meetings and the Board reviews matters arising from the Advisor’s Valuation Committee’s considerations.

At the suggestion of the Advisors, the Nominating Committee reviewed the qualifications of the Proposed Trustees as outlined in detail above, and recommended their nomination to the Board as Trustees of the Trust. At a meeting of the Board on April 28, 2020, the Board approved the nomination of the Proposed Trustees and voted to recommend that shareholders of the Funds vote FOR the election of the Proposed Trustees.

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board, the Chairperson of any Committee of the Board or to the Independent Trustees as a group, at the following address: 4265 San Felipe, 8th Floor, Houston, Texas 77027, c/o the Secretary of the Trust.

Remuneration of Trustees

The Funds do not pay any compensation directly to the Officers or Trustees who are also Trustees, Officers or employees of Salient or its affiliates, except as noted below. As of the Record Date, there were five Trustees, each of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Trust may also serve as Trustees of other registered investment companies managed by the Advisors and their affiliates, including Forward Funds and Salient Midstream & MLP Fund (together with the Trust, the “Trusts”). Each Fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $50,000 per year. Each Fund within the Trusts pays Independent Trustees an allocated portion of Board meeting fees in the amount of $25,000 for attending the four quarterly meetings of the Board. Additionally, Independent Trustees may receive additional compensation for serving as the Independent Chairperson of the Board, serving as a committee chairperson, and for attending telephonic and informal meetings. Such compensation may vary depending on the number of meetings held throughout a year or committee service. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Trust reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. The interested Trustees receive no compensation from the Funds. Other Officers (apart from the CCO) and Trustees of the Trusts receive no compensation in such role.

The following table sets forth compensation paid to the Independent Trustees and officers during the Trust’s last fiscal year. The Trust has no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Julie Allecta	$38,615	$79,000
Jonathan P. Carroll	$40,336	$82,500
A. John Gambs	$41,304	$84,500
Dr. Bernard A. Harris, Jr.	$42,037	$86,000
Haig G. Mardikian	$46,193	$94,500

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FOUR PROPOSED TRUSTEES.

NOTICE TO BANKS AND BROKER/DEALERS

The Trust has previously solicited all candidate and Broker-Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please call (877) 259-6290, send an email to info@okapipartners.com or forward such requests to Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036.

ADDITIONAL INFORMATION

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the

Trust’s annual report to shareholders for the fiscal year ended December 31, 2019 for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Messrs. Carroll, Gambs, Harris and Mardikian, and Ms. Allecta, each an Independent Trustee.

Auditors, Audit Fees and All Other Fees

KPMG LLP (“KPMG”), 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm of the Funds. KPMG is not expected to be present at the Special Meeting, but has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table presents the aggregate fees billed for the Trust’s fiscal years ending December 31, 2018 and December 31, 2019 by the Funds’ independent registered public accounting firm for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

	12/31/19	12/31/18
Audit Fees	$78,000	$78,000
Audit-Related Fees(1)	$4,700	$4,700
Tax Fees(2)	$6,985	$14,835
All Other Fees(3)	$0	$0
Total	$89,685	$97,535

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the Funds’ independent registered public accounting firm other than audit, audit-related, and tax services.

No services described in the table above were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The Trust’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the Funds by KPMG. The Trust’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the Board regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Funds by the Funds’ independent registered public accounting firm for the Funds’ fiscal years ending December 31, 2018 and December 31, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Advisors for the Funds’ fiscal years ending December 31, 2018 and December 31, 2019.

	11/30/19	11/30/18
Trust	$0	$0
Salient Capital Advisors, LLC(1)	$0	$0
Salient Advisors, L.P.(2)	$0	$0

(1)	Salient Capital Advisors, LLC, as well as any of its affiliates that provide ongoing services to the Trust, are subsidiaries of SPLP.

(2)	Salient Advisors, L.P., as well as any of its affiliates that provide ongoing services to the Trust, are also subsidiaries of SPLP.

The Trust’s Audit Committee has considered whether the provision by the Trust’s independent registered public accounting firm of non-audit services to the Advisors, as well as any of its affiliates that provide ongoing services to the Trust, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Trust

The officers of the Trust and their length of service are set forth below. The officers of the Trust hold indefinite terms of office. Because of their positions with Salient and their ownership of Salient stock, the officers of the Trust will benefit from the advisory fees paid by the Trust to the Advisors. Each officer affiliated with Salient may hold a position with other Salient entities that is comparable to his or her position with the Salient entity listed below.

Name and Year of Birth (1)	Position(s) with the Trust	Principal Occupation(s) During Past 5 Years
Matt Hibbetts Year of Birth: 1982	Vice President (since 2018)	Chief Financial Officer, Salient (since 2018); Vice President, Salient MF Trust (since 2018); Vice President, Forward Funds (since 2018); Vice President, Salient Midstream & MLP Fund (since 2018); Chief Operating Officer—MLP Investments, Salient (2013-2018).

Name and Year of Birth (1)	Position(s) with the Trust	Principal Occupation(s) During Past 5 Years

Thomas Dusenberry Year of Birth: 1977	Treasurer and Principal Financial Officer (since 2020)	Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient MF Trust; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient Midstream and MLP Fund; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Forward Funds; Principal Financial Officer (since 2018) and Treasurer (since 2020), Salient Private Access Funds (four funds); Principal Financial Officer (since 2018) and Treasurer (since 2020), Endowment PMF Funds (three funds); Director of Fund Operations, Salient (since 2016); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001 to 2016).

Name and Year of Birth (1)	Position(s) with the Trust	Principal Occupation(s) During Past 5 Years

Paul A. Bachtold Year of Birth: 1973	Chief Compliance Officer (since 2012)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (since 2010); Chief Compliance Officer, Endowment PMF Funds (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

Name and Year of Birth (1)	Position(s) with the Trust	Principal Occupation(s) During Past 5 Years

Kristen Bayazitoglu Year of Birth: 1981	Secretary (since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Forward Funds (2017-2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (since 2017); Vice President, Endowment PMF Funds (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012—June 2017).

Gregory A. Reid Year of Birth: 1965	Principal Executive Officer (since 2020)	President and Chief Executive Officer, Salient Midstream & MLP Fund (since inception); Trustee, Salient Midstream & MLP Fund (2012-2018); President, MLP Complex, Salient, (since 2011).

(1)	As of May 4, 2020, the business address of each officer is c/o Salient MF Trust, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Investment Advisor

Salient Advisors, L.P., with its principal office at 4265 San Felipe, 8th Floor, Houston, Texas 77027, serves as the investment advisor of Salient Tactical Plus Fund. Salient Capital Advisors, LLC, with its principal office at 4265 San Felipe, 8th Floor, Houston, Texas 77027, serves as the investment advisor of the Salient MLP & Energy Infrastructure Fund.

Principal Underwriter

Foreside Fund Services, LLC (the “Distributor”), acts as the statutory principal underwriter of the Funds. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Adviser or any other service provider for the Fund. The Distributor’s offices are located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on May 4, 2020 as the record date (the “Record Date”) for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders of the Funds are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. MLP Fund offers four classes of shares: Class A Shares, Class C, Class I and Class R6 Shares. The number of shares outstanding as of the Record Date was 13,111,634.580, 4,881,342.830, 80,745,685.630 and 6,358,276.120 for Class A, Class C, Class I and Class R6, respectively, which in each case equals the number of votes to which each such class is entitled. Tactical Plus Fund offers four classes of shares: Class A Shares, Class C, Class I and Class F Shares. The number of Outstanding Shares was 49,562.570, 45,871.860, 2,279,538.460 and 3,078,871.870 for Class A, Class C, Class I and Class F, respectively, which in each case equals the number of votes to which each such class is entitled.

As of April 1, 2020, to the Trust’s knowledge, only the below shareholders beneficially owned 5% or greater of any class of a Fund’s outstanding equity securities.

Salient MLP & Energy Infrastructure Fund

Name and Address of Shareholder	Class Owned	Percent of Class

Morgan Stanley Smith Barney LLC*
For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004	A	73.84%

CDY A/C FBO Customers of UBS Financial Services, Inc.*
Omni Account M/F, Attn: Department Manager 1000 Harbor Blvd, 8th Floor Weehawken, NJ 07086	A	6.96%

Morgan Stanley Smith Barney LLC*
For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004	C	48.65%

CDY A/C FBO Customers of UBS Financial Services, Inc.*
Omni Account M/F, Attn: Department Manager 1000 Harbor Blvd, 8th Floor Weehawken, NJ 07086	C	33.98%

Charles Schwab & Co., Inc. Special Custody Account*
FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	I	21.06%

Morgan Stanley Smith Barney LLC*
For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004	I	19.47%

National Financial Services, LLC*
For the Exclusive Benefit of its Customers 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	I	18.22%

Pershing LLC*
One Pershing Plaza Jersey City, NJ 07399	I	9.28%

Band & Co c/o US Bank NA*
Po Box 1787 Milwaukee WI 53201-1787	I	8.68%

Name and Address of Shareholder	Class Owned	Percent of Class

CDY A/C FBO Customers of UBS Financial Services, Inc.*
Omni Account M/F, Attn: Department Manager 1000 Harbor Blvd, 8th Fl Weehawken, NJ 07086	I	8.02%

Wells Fargo Bank N.A. *
FBO ACL LLC Pension Plan PO Box 1533 Minneapolis, MN 55480	R6	64.08%

National Financial Services, LLC*
For the Exclusive Benefit of its Customers 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	R6	35.81%

Salient Tactical Plus Fund

Name and Address of Shareholder	Class Owned	Percent of Class

Charles Schwab & Co., Inc. Special Custody Acct*
Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	A	13.71%

National Financial Services, LLC*
For the Exclusive Benefit of its Customers 499 Washington Boulevard Jersey City, NJ 07310	A	10.57%

Wells Fargo Clearing Services A/C*
2801 Market Street Saint Louis, MO 63103-2523	A	10.57%

Wells Fargo Clearing Services A/C*
2801 Market Street Saint Louis, MO 63103-2523	A	9.08%

Wells Fargo Clearing Services A/C*
2801 Market Street Saint Louis, MO 63103-2523	A	5.45%

Wells Fargo Clearing Services A/C*
2801 Market Street Saint Louis, MO 63103-2523	A	5.45%

Name and Address of Shareholder	Class Owned	Percent of Class

Wells Fargo Clearing Services A/C*
2801 Market Street Saint Louis, MO 63103-2523	A	5.45%

National Financial Services, LLC*
For the Exclusive Benefit of its Customers 499 Washington Boulevard Jersey City, NJ 07310	C	71.35%

Pershing LLC*
One Pershing Plaza Jersey City, NJ 07399	C	16.91%

LPL Financial Corporation*
4707 Executive Drive San Diego, CA 92121-3091	C	11.14%

National Financial Services, LLC*
For the Exclusive Benefit of its Customers 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	F	93.18%

National Financial Services, LLC*
For the Exclusive Benefit of its Customers 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	I	93.13%

*	Shares are believed to be held only as nominee.

The Board knows of no business other than that mentioned in the Notice of Special Meeting of Shareholders which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Proxy Solicitation and Tabulation; Quorum

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of the Trust will be borne by the Funds. Proxies will be solicited by mail and may be solicited in person, by telephone, Internet or facsimile by officers of the Trust, by personnel of the Advisors or of the Trust’s administrator and transfer agent, or by broker-dealer firms. The Trust has retained Okapi Partners LLC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Trust shareholders may receive a telephone call from Okapi Partners LLC asking them to vote. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Trust’s officers, by the Advisors’ personnel, or by broker-dealer firms, in person, or by telephone or by facsimile, will be borne by the Funds. A written proxy may be delivered to the Trust or its transfer agent prior to the meeting by telephone, Internet, facsimile machine, graphic communication equipment or similar electronic transmission. The Trust will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their candidates, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $35,800.

All Proxy Cards solicited by the Board that are properly executed and received by the Secretary (via mail, telephone or electronic transmission) prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification of candidates is made on the Proxy Card, all shares held by such shareholder shall be voted equally in favor of all candidates. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist the Trust in obtaining a quorum but will have no effect on the outcome of the Proposal or any other proposal properly brought before the meeting which requires a plurality or majority of votes cast for approval, but will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.

A quorum requires the presence, in person or by proxy, of thirty-three and one-third percent of the outstanding shares of the Trust entitled to vote. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Funds in favor of the Proposal are not received by June 19, 2020, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned, or may be called by the chairman of the meeting. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds. If any of the proposed candidates for election as Trustees are not elected by shareholders, the current Trustees may consider other courses of action.

The affirmative vote of a plurality of votes cast at the Meeting is required for the approval of the election of the Proposed Trustees, as long as a quorum is present at the Meeting. The four nominees receiving the highest number of favorable votes cast, even if they do not receive a majority of the votes cast, will be elected. When four nominees run for four Trustee positions, if a Proposed Trustee receives any votes, other votes to withhold and votes against have no effect on the outcome of the election of the Proposed Trustee.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Trust within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

The Trust will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call (800) 994-0755 or write to the Trust c/o 4265 San Felipe, 8th Floor, Houston, Texas 77027. Shareholder reports are also available on the Trust’s website, https://www.salientpartners.com/fund-documents/.

SALIENT MF TRUST

May 4, 2020

EXHIBIT A

AUDIT COMMITTEE CHARTER

of

SALIENT MF TRUST

FORWARD FUNDS

SALIENT MIDSTREAM & MLP FUND

The provisions in this Audit Committee Charter (the “Charter”) apply to Salient MF Trust, Forward Funds and Salient Midstream & MLP Fund, each a Delaware statutory trust (collectively, the “Trusts”), and each of their respective series (collectively, the “Funds”).

Statement of Purpose

1.	The primary purposes of the Audit Committee are:

(a)	to oversee the Trusts’ accounting and financial reporting policies and practices, and their internal controls and procedures; and

(b)	to oversee the quality and objectivity of the Trusts’ and each respective Fund’s financial statements and the independent audit thereof.

2.

The Audit Committee shall have unrestricted access to the Trusts’ Board of Trustees (“Board”), the independent registered public accounting firm (“independent auditors”), and the executive and financial management of the Trusts. The independent auditors ultimately are accountable to the Audit Committee and the Board.

3.

The Audit Committee performs its functions under this Charter on the basis of information provided to it, without independent verification, by officers of the Trusts, service providers to the Trusts and the Funds (including the investment advisers), legal counsel to the Trusts or to the independent Board members, and the independent auditors. The Audit Committee is entitled to rely on the accuracy of financial and other information provided to it by such persons or entities, absent actual knowledge to the contrary. The Trusts’ management is responsible for maintaining appropriate systems for accounting and internal controls and procedures and is responsible for the Trusts’ and each Fund’s financial statements. The independent auditors are responsible for conducting an audit of the Funds’ financial statements in accordance with professional standards and for reporting to the Audit Committee all required communications as described below including, but not limited to, any significant deficiencies and/or material weaknesses noted during the audit.

Structure of the Audit Committee

4.	The Audit Committee shall be composed of at least two Board members, each of whom:

(a)	is not an “interested person” of the Trusts (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended); and

(b)	shall not accept any consulting, advisory or other compensatory fees from the Trusts other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee.

5.

In accordance with the Securities and Exchange Commission’s (“SEC”) safe harbor rule for “audit committee financial experts,” no Audit Committee member designated as an “audit committee financial expert” shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed beyond those imposed on a member of the Board or the Audit Committee not so designated. Additionally, designation of an Audit Committee member as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Audit Committee, or the Board, not so designated.

6.	The Audit Committee members may select from their number a chairperson.

Duties and Responsibilities

7.	To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)

to select and decide on the engagement, retention, termination, and compensation of the Trusts’ independent auditors, and, in connection therewith, to make any appropriate recommendation relating to such engagement, retention, termination, and compensation to the Board, evaluate the independence of the independent auditors, and request that the independent auditors submit periodically a written statement delineating all relationships between the Trusts, the Funds, and any other entities within the investment company complex, and the independent auditors, consistent with SEC and Public Company Accounting Oversight Board (“PCAOB”) regulations and standards or any such successor provision;[1]

(b)

to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, including any violations of independence standards issued by the SEC and PCAOB;

(c)	to consider the effect upon the Trusts of any changes in accounting principles or practices, including any changes proposed by the Trusts’ management or the independent auditors;

(d)	to administer the Code of Ethics for Principal Executive and Senior Financial Officers that the Trusts have adopted pursuant to requirements arising from the Sarbanes-Oxley Act of 2002;

(e)	to meet with the chief financial officer or other appropriate executive officers of the Trusts and with the Trusts’ and the Funds’ respective service providers as necessary;

(f)	to meet with the independent auditors prior to the commencement of the audit engagement to discuss the planning, timing, staffing of the audit and

[1]

PCAOB’s Rule 3526: Communication With Audit Committees Concerning Independence requires the independent auditors to (a) prior to accepting an initial engagement pursuant to the standards of the PCAOB: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the potential audit client or persons in financial reporting oversight roles at the potential audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (a)(1) on the independence of the registered public accounting firm, should it be appointed the issuer’s auditor, and (3) document the substance of its discussion with the audit committee of the issuer, and (b) at least annually with respect to each of its issuer audit clients: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (b)(1) on the independence of the registered public accounting firm, (3) affirm to the audit committee of the issuer, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with Rule 3520, and (4) document the substance of its discussion with the audit committee of the issuer.

significant risks identified during their risk assessment procedures, and to obtain from the independent auditors a written representation to the effect that:

(i)	any Audit Partner[2] shall not have acted in such capacity for the Trusts in the Trusts’ seven previous fiscal years;

(ii)

any Audit Partner, after seven consecutive years in such capacity for the Trusts, if applicable, shall be subject to a two-year time out period pursuant to which such Audit Partner will not serve in such capacity to the Trusts;

(iii)	the independent auditors have appointed a Lead Audit and/or Concurring Audit Partner[3] who has not acted in either capacity for the Fund in the Trusts’ five previous fiscal years; and

(iv)

a Lead Audit and/or Concurring Audit Partner, after five consecutive years in either capacity for the respective Trust, if applicable, shall be subject to a five-year time out period pursuant to which such Lead

[2]

“Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii) means (i) a partner or person in an equivalent position, other than a partner who consults with others on the audit engagement team during the audit, review, or attestation engagement regarding technical or industry-specific issues, transactions, or events, (ii) who is a member of the audit engagement team who has responsibility for decision-making on significant auditing, accounting, and reporting matters that affect the financial statements, or (iii) who maintains regular contact with management and the Audit Committee and includes the following: (a) the “Lead Audit Partner” as defined below; (b) the “Concurring Audit Partner” as defined below; (c) other audit engagement team partners who provide more than 10 hours of audit, review, or attest services in connection with the annual or interim consolidated financial statements of an investment company; and (d) other audit engagement team partners who serve as the lead partner in connection with any audit or review related to the annual or interim financial statements of a subsidiary of the investment company whose assets or revenues constitute 20% or more of the assets or revenues of the investment company’s respective consolidated assets or revenues.

[3]

“Lead Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii)(A) means the partner on the audit engagement team having primary responsibility for the audit or review. “Concurring Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii)(B) means the partner on the audit engagement team performing a second level of review to provide additional assurance that the financial statements subject to the audit or review are in conformity with generally accepted accounting principles and the audit or review and any associated report are in accordance with generally accepted auditing standards and rules promulgated by the SEC or the PCAOB.

Audit and/or Concurring Audit Partner will not serve in either capacity to the Trusts.

(g)

to review and approve in advance any and all proposals by the Trusts’ management, the investment advisers or the independent auditors that relate to the Trusts, the respective Funds, the investment advisers, or their affiliated persons employment of the independent auditors to render audit services to the Trusts, including review of the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits;

(h)

to review and approve in advance any and all proposals under which the independent auditors would provide “permissible non-audit services”[4] to the Trusts, the Funds, or to the investment advisers (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by an investment adviser) or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trusts if those permissible non-audit services relate directly to the operations and financial reporting of the Trusts;[5]

(i)

the Audit Committee may appoint one or more of its members to act as its delegee in pre-approving audit and/or any permissible non-audit services (the “Delegee”). Any such approval by a Delegee shall be reported to the Audit Committee at its next scheduled meeting. The Delegee may also approve services which are determined by such

[4]

“Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided in connection with an audit or review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

[5]

Pre-approval by the Audit Committee of certain “de minimis” permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its delegee(s).

member to be within the “de minimis exception” provided by rule or regulation;

(ii)	permissible non-audit services also may be pre-approved in accordance with policies and procedures adopted by the Board; and

(iii)

the Audit Committee shall communicate any pre-approval made by it or a Delegee to the Trusts’ management, who will ensure that the appropriate disclosure is made in the Trusts’ annual and semi-annual reports to shareholders, and other documents as required under the federal securities laws.

(i)

to consider whether the provision of any permissible non-audit services to the Funds’ investment advisers and their related parties by the independent auditors is compatible with maintaining the independent auditors’ independence;

(j)	to review the hiring of employees or former employees of the respective Trust’s independent auditors by the Funds’ investment advisers and their affiliates;

(k)

to meet at least annually with the Trusts’ independent auditors, including private meetings, (i) to review the results of the audit, the annual financial statements of the Trusts, any critical or significant accounting policies underlying the statements, and their presentation to the public in the annual report, Form N-CEN and Form N-CSR; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit(s); (iii) to consider the independent auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and the Trusts’ management’s responses thereto; (iv) to review all non-audit services provided to any investment company complex (as defined in Regulation S-X, Rule 2-01(f)(14)) to which the Trusts belong that were not pre-approved by the Audit Committee; (v) to review all material written communications between Trust management and the independent auditors; (vi) to review all material accounting treatments discussed with Trust management, including the ramifications thereof and the treatment preferred by the independent auditors; (vii) to review the form of opinion the independent auditors propose to render to the Board and shareholders and (viii) to review any other information presented by the independent auditors pursuant to their obligations under PCAOB Auditing Standard 1301;

(l)

to receive information on and review the fees charged by the independent auditors for audit and non-audit services provided to the Trusts as well as permissible non- audit services provided to the investment adviser or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trusts if those services relate directly to the operations and financial reporting of the Trusts;

(m)

to investigate improprieties or suspected improprieties in the Trusts’ operations, including, but not limited to, any significant unusual transactions or evidence of fraud, whether or not material, that involves the Trusts’ management or other employees who have a significant role in the Trusts’ internal control over financial reporting;

(n)

to review with the Board, on a periodic basis, the Audit Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any Audit Committee member qualifies for designation by the Board as an “audit committee financial expert”[6];

[6]	An “audit committee financial expert” is an individual who, in the determination of the Board has acquired the following attributes:

(i)	an understanding of generally accepted accounting principles and financial statements;

(ii)	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(iii)

experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)	an understanding of internal control procedures for financial reporting; and

(v)	an understanding of audit committee functions.

An individual may have acquired these attributes through any of the following:

(i)

education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

(ii)	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

(iii)	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

(iv)	other relevant experience.

Instruction 2(b) to Item 3 of Form N-CSR.

(o)	to consider such other matters as the Board may request or the Audit Committee may deem appropriate in carrying out its duties; and

(p)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Meetings

8.

The Audit Committee shall meet on a regular basis (and at least annually), and shall hold special meetings as it deems necessary. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or other similar means of communications.

9.

A majority of the Audit Committee’s members will constitute a quorum. Unless otherwise required by law, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

10.	The Audit Committee shall maintain minutes of its meetings, which shall be reported to the Board.

Authority

11.

The Audit Committee shall have the resources to pay, as applicable, any fees to the independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services to the Trusts or the Funds, or engagements to provide any permissible non-audit services to the Trusts or the Funds.

12.

The Audit Committee shall have the resources and the authority to engage independent counsel and any other adviser as it deems necessary or appropriate to discharge its responsibilities. The Trusts shall provide for appropriate funding, as determined by the Audit Committee, for such counsel and advisers.

Charter Review and Amendments

13.	The Audit Committee shall review this Charter periodically and recommend any changes or amendments to the Board as necessary.

14.	This Charter may be amended by a vote of a majority of the Board.

Dated: May 22, 2012, as revised January 15, 2013, April 26, 2016, and January 17, 2019.

PROXY	SALIENT MF TRUST	PROXY

Salient MLP & Energy Infrastructure Fund

Salient Tactical Plus Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19, 2020

4265 San Felipe, 8th Floor, Houston, Texas 77027

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE SALIENT MF TRUST

The undersigned holder of Common Shares of beneficial interest of the above mentioned Funds (the “Funds”), each a series of Salient MF Trust (the “Trust”), hereby appoints Paul Bachtold and Kristen Bayazitoglu each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Funds to be held at the principal offices of the Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on June 19, 2020 at 3:00 p.m. (Central Standard Time), and at any and all adjournments thereof, and to vote all Common Shares of the Funds which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE ON THIS PROXY TODAY!

Your Proxy Vote is important!

EASY WAYS TO VOTE YOUR PROXY:

1.  Call Okapi Partners toll-free at: (877) 259-6290 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 5:00 PM (EST).

OR

2. Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE TRUSTEE NOMINEES.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1.	To approve the election of the following nominees as Trustees of the Funds

☐	FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	FOR ALL EXCEPT

Trustee Nominees:

				☐	Julie Allecta

				☐	A. John Gambs

				☐	Haig G. Mardikian

				☐	Gregory A. Reid

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

Your vote is important no matter how many shares you own.

Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope or vote by telephone in accordance with the instructions provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 19, 2020

The proxy statement for this meeting is available at: WWW.OKAPIVOTE.COM/SMFT